UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/18/2008

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13449

Delaware	94-2665054
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1650 Technology Drive
Suite 800
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-944-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

AMENDMENT AND RESTATEMENT OF THE QUANTUM CORPORATION EMPLOYEE STOCK PURCHASE PLAN
On August 18, 2008, the Board amended the Quantum Corporation Employee Stock Purchase Plan (the "ESPP") to facilitate the offering of the ESPP to employees outside the United States and to ensure that any offering of the ESPP outside the United States does not jeopardize the qualification of the ESPP under Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). In particular, the ESPP has been amended to (i) eliminate the eligibility restriction for part-time and fixed-term employees, (ii) include a non-Section 423(b) component in the ESPP which enables the Company to offer the ESPP outside of the requirements of Section 423(b) of the Code, (iii) permit contributions to the ESPP by means other than payroll deductions, (iv) permit the payment of interest on accrued contributions to the extent interest has to be paid under applicable law, (v) provide the Company with the discretion to disallow beneficiary designations, (vi) permit the segregation of ESPP contributions from the Company's funds to the extent required under applicable law, (vii) provide the Board or a committee appointed by the Board with discretion to determine what constitutes compensation for employees outside the United States, (viii) include language clarifying that the ESPP is intended to be exempt from Section 409A of the Code, and (ix) include a governing law provision.

The above stated summary is qualified by reference to the actual plan, which is filed as Exhibit 10.1 of this form 8-K, and is incorporated by reference herein.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 18, 2008, the Board of Directors of the Company approved an amendment to the Company's Bylaws to decrease the size of the Board of Directors to nine members. Prior to this amendment, the Company's Bylaws provided for ten directors.

The full text of the Bylaw amendment is attached to this Form 8-K as Exhibit 3.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
3.1    Certificate of Amendment of Amended and Restated By-laws of Registrant, effective August 18, 2008
10.1   Amended and Restated Employee Stock Purchase Plan, dated August 18, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

Date: August 21, 2008	By:	/s/ Shawn D. Hall
Shawn D. Hall
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-3.1	Certificate of Amendment of Amended and Restated By-laws of Registrant, effective August 18, 2008
EX-10.1	Amended and Restated Employee Stock Purchase Plan, dated August 18, 2008